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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A



                                CURRENT REPORT

                              ------------------

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 23, 1997

                            BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Delaware
                            (State of Incorporation)


1-13087                                                             04-2473675
(Commission File Number)                              (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                             (Zip Code)

                                 (617) 859-2600
              (Registrant's telephone number, including area code)

                                       1
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  This Amendment to Current Report on Form 8-K is being filed solely for the purpose of filing certain exhibits as set forth in Item 7.

Item 7  Financial Statements and Exhibits


(c)  Exhibits

 10.1 Amended and Restated Real Estate Purchase and Sale Contract between International Business Machines Corporation, as seller, and Boston Properties Limited Partnership, as purchaser, dated October 20, 1997

*27.1  Financial Data Schedule

     * to be filed by amendment.
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                            BOSTON PROPERTIES, INC.
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BOSTON PROPERTIES, INC.



                                    /s/ David G. Gaw
                                    --------------------------------------
                                    David G. Gaw
                                    Senior Vice President and
                                    Chief Financial Officer

Date: November 14, 1997